Redeemable Noncontrolling Interests	12 Months Ended
Dec. 31, 2014
Temporary Equity Disclosure [Abstract]
Redeemable Noncontrolling Interests

15.    REDEEMABLE NONCONTROLLING INTERESTS

	2012	2013	2014
	RMB	RMB	RMB	US$
	(In thousands)
Balance as of January 1	935,978	1,033,283	—	—
Business combination	100,101	—	—	—
Net losses	(55,804)	(61,857)	—	—
Other comprehensive losses	(690)	(55,420)	—	—
Exercise of share-based awards	—	464	—	—
Share-based compensation	5,566	11,259	—	—
Issuance of subsidiary shares (1)	25,989	51,368	1,841,819	296,845
Accretion of redeemable noncontrolling interests (1)	22,143	31,799	52,683	8,493
Acquisition of subsidiaries’ redeemable shares from noncontrolling shareholders	—	(121,962)	—	—
Reclassification of redeemable noncontrolling interests	—	(888,934)	—	—

Balance as of December 31	1,033,283	—	1,894,502	305,338

(1)

On November 14, 2014, Qiyi completed a round of preferred shares financing. The new preferred shareholders acquired 13.42% of the then outstanding equity interest of Qiyi for a total consideration of US$300 million. The newly issued preferred shares could be redeemed by such shareholders upon the occurrence of certain events that are not solely within the control of Qiyi and are accounted for as redeemable noncontrolling interests. The Company accounts for the accrete changes in the redemption value in accordance with ASC topic 480 (“ASC 480”), Distinguishing Liabilities from Equity. The Company elects to use the effective interest method for the changes of redemption value over the period from the date of issuance to the earliest redemption date of the noncontrolling interest.